UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 13, 2017

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35846	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2017, we amended the employment agreements with each of Thomas B. Barker, Nancee R. Berger, Jan D. Madsen, Ronald R. Beaumont and J. Scott Etzler to replace the Exhibit A to each such agreement related to 2016 compensation with a new Exhibit A related to 2017 compensation. Each of Mr. Barker, Ms. Berger, Ms. Madsen, Mr. Beaumont and Mr. Etzler is referred to herein as an “Executive.”

The Exhibit A to each of the applicable employment agreements establishes for each Executive base salary and bonus opportunities for 2017. The following table sets forth the 2017 base salary levels for each of the Executives:

Executive	2017 Base Salary
Thomas B. Barker	$1,000,000
Nancee R. Berger	$660,000
Jan D. Madsen	$450,000
Ronald Beaumont	$550,000
J. Scott Etzler	$575,000

Each of the Executives is eligible to receive a performance bonus based on specified financial metrics. In the case of the corporate Executives (Mr. Barker, Ms. Berger and Ms. Madsen), their performance bonuses will be based on consolidated revenue (“Revenue”) and adjusted earnings per share from continuing operations—diluted (“Adjusted EPS”) for West Corporation (“West”) in 2017. In the case of the business unit Executives (Mr. Beaumont and Mr. Etzler), their performance bonuses will be based on their respective business unit revenue (“Business Unit Revenue”), business unit adjusted net operating income (“Adjusted NOI”) and West’s Adjusted EPS. The total performance bonus which may be earned by each Executive will be subject to a cap equal to two times the target bonus.

Revenue, Business Unit Revenue, Adjusted EPS and Adjusted NOI for purpose of the bonus calculations will be adjusted up or down to reflect the foreign exchange rates for 2016 rather than the actual foreign exchange rates, and any resulting adjustment to Adjusted EPS will apply the same rounding conventions used for publicly reported Adjusted EPS. Adjusted NOI for purposes of incentive calculations will be adjusted up or down to reflect corporate allocations assumed in the 2017 budget rather than actual corporate allocations. All metrics are based upon West’s and its affiliates’ consolidated operations. Results arising from extraordinary items, mergers, acquisitions and joint ventures completed during 2017 may be included in bonus calculations on a case by case basis, as determined by the Compensation Committee.

Target and maximum bonus levels, as well as how the target bonus is allocated among the metrics, are shown below:

			Percent Weighting at Target
Executive	Target Bonus	Maximum Bonus	Corporate EPS	Corporate Revenue	Business Unit Adjusted NOI	Business Unit Revenue
Mr. Barker	$1,300,000	$2,600,000	80%	20%	0%	0%
Ms. Berger	$910,000	$1,820,000	80%	20%	0%	0%
Ms. Madsen	$360,000	$720,000	80%	20%	0%	0%
Mr. Beaumont	$440,000	$880,000	30%	0%	50%	20%
Mr. Etzler	$575,000	$1,150,000	30%	0%	50%	20%

Corporate Executives

The performance bonuses of the corporate Executives (Mr. Barker, Ms. Berger and Ms. Madsen) will be calculated based on the following tables:

Component 1: Incentive payout grid based on Revenue

Revenue (In Mil$)	Total % of Target Incentive Factor	% of Target Incentive Paid (20% Weighting)
$2,450.0	200%	40.0%	Maximum
$2,376.4	125%	25.0%
$2,339.0	100%	20.0%	Target
$2,301.0	65%	13.0%
$2,100.0	0%	0.0%	Threshold

For the incentive payout based on Revenue, the amount paid will be extrapolated as needed between revenue range points to the nearest tenth percent.

Component 2: Incentive payout grid based on Adjusted EPS

Adjusted EPS	Total % of Target Incentive Factor	% of Target Incentive Paid (80% Weighting)
$3.10	200%	160.0%	Maximum
$3.02	125%	100.0%
$2.91	100%	80.0%	Target
$2.79	65%	52.0%
$2.72	0%	0.0%	Threshold

For each $.01 of Adjusted EPS:

From $3.02 to $ 3.10, additional 7.5000% in % of Target Incentive Paid.

From $2.91 to $ 3.02, additional 1.8182% in % of Target Incentive Paid.

From $2.79 to $ 2.91, additional 2.3333% in % of Target Incentive Paid.

From $2.72 . to $ 2.79, additional 7.4286% in % of Target Incentive Paid.

Business Unit Executives

Mr. Beaumont’s business unit performance-related bonus will be calculated based on the combined Safety Services and Telecom Services business units. Mr. Etzler’s business unit performance-related bonus will be calculated based on the combined Unified Communications Services and Revenue Generation business units.

Mr. Beaumont’s business unit performance-related bonus for the combined Safety Services and Telecom Services business units will be calculated based on the tables set forth below with respect to Business Unit Revenue and Adjusted NOI:

Component 1: Incentive payout grid based on Revenue

Business Unit Revenue (In Mil$)	Total % of Target Incentive Factor	% of Target Incentive Paid (20% Weighting)
$437.0	200%	40.0%	Maximum
$420.8	125%	25.0%
$416.0	100%	20.0%	Target
$410.0	65%	13.0%
$375.0	0%	0.0%	Threshold

For the incentive payout based on Business Unit Revenue, the amount paid will be extrapolated as needed between revenue range points to the nearest tenth percent.

Component 2: Incentive payout grid based on Adjusted NOI

Adjusted NOI (In Mil$)	Total % of Target Incentive Factor	% of Target Incentive Paid (50% Weighting)
$106.0	200%	100.0%	Maximum
$103.6	125%	62.5%
$101.0	100%	50.0%	Target
$99.0	65%	32.5%
$95.0	0%	0.0%	Threshold

For the incentive payout based on Adjusted NOI, the amount paid will be extrapolated as needed between revenue range points to the nearest tenth percent.

Mr. Etzler’s business unit performance-related bonus for the combined Unified Communications Services and Revenue Generation business units will be calculated based on the tables set forth below with respect to Business Unit Revenue and Adjusted NOI:

Component 1: Incentive payout grid based on Revenue

Business Unit Revenue (In Mil$)	Total % of Target Incentive Factor	% of Target Incentive Paid (20% Weighting)
$1,515.0	200%	40.0%	Maximum
$1,470.0	125%	25.0%
$1,444.5	100%	20.0%	Target
$1,420.0	65%	13.0%
$1,305.0	0%	0.0%	Threshold

For the incentive payout based on Business Unit Revenue, the amount paid will be extrapolated as needed between revenue range points to the nearest tenth percent.

Component 2: Incentive payout grid based on Adjusted NOI

Adjusted NOI (In Mil$)	Total % of Target Incentive Factor	% of Target Incentive Paid (50% Weighting)
$335.0	200%	100.0%	Maximum
$327.4	125%	62.5%
$318.0	100%	50.0%	Target
$308.0	65%	32.5%
$300.0	0%	0.0%	Threshold

For the incentive payout based on Adjusted NOI, the amount paid will be extrapolated as needed between revenue range points to the nearest tenth percent.

The component of each performance bonus allocated to West’s Adjusted EPS (weighted 30% for each business unit Executive) will be calculated for each of Mr. Beaumont and Mr. Etzler as follows:

Component 3: Incentive payout grid based on Adjusted EPS

Adjusted EPS	Total % of Target Incentive Factor	% of Target Incentive Paid (30% Weighting)
$3.10	200%	60.0%	Maximum
$3.02	125%	37.5%
$2.91	100%	30.0%	Target
$2.79	65%	19.5%
$2.72	0%	0.0%	Threshold

For each $.01 of Adjusted EPS:

From $3.02 to $3.10, additional 2.8125% in % of Target Incentive Paid.

From $2.91 to $3.02, additional 0.6818% in % of Target Incentive Paid.

From $2.79 to $2.91, additional 0.8750% in % of Target Incentive Paid.

From $2.72 to $2.79, additional 2.7857% in % of Target Incentive Paid.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.01	Exhibit A, dated March 13, 2017, to the Employment Agreement between West Corporation and Thomas B. Barker, dated December 31, 2008

10.02	Exhibit A, dated March 13, 2017, to the Employment Agreement between West Corporation and Nancee R. Berger, dated December 31, 2008

10.03	Exhibit A, dated March 13, 2017, to the Employment Agreement between West Corporation and Jan D. Madsen, dated December 24, 2014

10.04	Exhibit A, dated March 13, 2017, to the Amended and Restated Employment Agreement between West Telecom Services Holdings, LLC and Ronald Beaumont, dated February 15, 2017

10.05	Exhibit A, dated March 13, 2017, to the Employment Agreement between InterCall, Inc. and Joseph Etzler, dated January 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: March 15, 2017	By:	/s/ Jan D. Madsen
Jan D. Madsen
Chief Financial Officer